EXHIBIT 32.1

JOURNAL OF RADIOLOGY, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Journal of Radiology, Inc. (the Company) on Form 10-K for the period  ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Aaron Shrira, Principal  Executive  Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Aaron Shrira and will be retained by Journal of Radiology, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

 Dated: May 5, 2011

By: /s/ Aaron Shrira

Aaron Shrira

President

(Principal Executive Officer)

EXHIBIT 32.2

JOURNAL OF RADIOLOGY, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Journal of Radiology, Inc. (the Company) on Form 10-K  for the period  ended June 30, 2010 as filed with the Securities and Exchange  Commission on the date hereof (the Report), I, Elana Berman-Shrira, Principal Financial Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Elana Berman-Shrira and will be retained by Journal of Radiology, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 5, 2011

By: /s/ Elana Berman-Shrira

Elana Berman-Shrira

Treasurer
(Principal Financial Officer)